Nuveen Inflation Protected Municipal Bond Fund

Summary Prospectus   |   August 31, 2011

Ticker: Class A–NITAX, Class C–NIPCX, Class I–NIPIX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated August 31, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 42 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.20%	0.75%	0.00%
Other Expenses	4.19%	4.21%	4.21%
Total Annual Fund Operating Expenses	4.87%	5.44%	4.69%
Fee Waivers and/or Expense Reimbursements[2]	(4.09)%	(4.11)%	(4.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.78%	1.33%	0.58%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
2	The fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your

Nuveen Investments	1

investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$377	$135	$59	$377	$135	$59
3 Years	$590	$470	$236	$590	$470	$236
5 Years	$869	$878	$479	$869	$878	$479
10 Years	$1,664	$2,018	$1,175	$1,664	$2,018	$1,175

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The fund invests at least 80% of its net assets in investment grade quality municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may also invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally intends to maintain the weighted average duration of its municipal bond portfolio within a defined intermediate-term range (currently, between four and seven years) over time. The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The fund seeks to protect investors from inflation in two ways. First, as with other municipal bond funds, a portion of the fund’s current yield compensates an investor for current inflation expectations. Second, the fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the fund by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps, in amounts sufficient to approximate the duration characteristics of the fund’s underlying municipal bond portfolio.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Declining Inflation Risk—The fund’s inflation-hedging strategy primarily involves the use of CPI swaps. The fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was initiated. However, if actual inflation turns out to be less than expected, the fund will lose money on the swap. In such circumstances, the fund will underperform an otherwise identical municipal bond fund that had not utilized such inflation hedges.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

2	Nuveen Investments

Income Risk—The fund’s income could decline during periods of falling interest rates.

Inflation-Linked Instruments Risk—The returns of CPI swaps or other inflation-linked instruments reflect a specified index of inflation. There can be no assurance that the inflation index used will accurately measure either the actual future rate of inflation or the rate of expected future inflation reflected in the prices and yields of municipal bonds. As a result, the fund’s inflation-hedging strategy may not perform as expected. CPI swaps may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the fund’s original investment. CPI swaps create leverage, which may cause the fund’s net asset value and returns to be more volatile than they would be if the fund had not used swaps. CPI swaps also expose the fund to counterparty risk, which is the risk that the swap counterparty will not fulfill its contractual obligations.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Douglas M. Baker, CFA	Senior Vice President	April 2011
Daniel J. Close, CFA	Senior Vice President	April 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Nuveen Investments	3

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

4	Nuveen Investments

MPM-IPM-0811P